                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                             ----------------------


                                   FORM 8-K/A


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 27, 2001

                          THE MIIX GROUP, INCORPORATED
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




  DELAWARE                  001-14593                  22-3586492
-----------------        ----------------         ---------------------
(State or Other            (Commission                (IRS Employer
Jurisdiction of             File Number)              Identification No.)
Incorporation)


                                TWO PRINCESS ROAD

                         LAWRENCEVILLE, NEW JERSEY 08648

              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (609) 896-2404
                                                          ---------------

                                       N/A

          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.               Other Events.


         The Board of Directors of The MIIX Group, Incorporated (the "Company") adopted a Rights Agreement (the "Rights Plan") on June 27, 2001. The Company filed the Rights Plan as Exhibit 4.1 to Form 8-K on June 28, 2001. Subsequent to the filing of the Form 8-K, the Company made certain non-material modifications to the Rights Plan. The Company is filing herewith as Exhibit 4.1 a copy of the executed Rights Plan containing the modifications.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE MIIX GROUP, INC.


                                             By:/s/ Catherine E. Williams
                                                --------------------------
                                                Catherine E. Williams
                                                Vice President and Secretary


July 11, 2001

                   EXHIBIT INDEX


Exhibit No.                   Description
-----------                   -----------
4.1                           Rights Agreement dated as of June 28, 2001

                                      -3-